Exhibit 10.5.4

EXECUTION

AMENDMENT NO. 3
TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
Amendment No. 3 to Amended and Restated Master Repurchase Agreement, dated as of October 18, 2017 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, a company incorporated under the laws of Switzerland, acting through its CAYMAN ISLANDS BRANCH (“CS Cayman”, “Committed Buyer” and a “Buyer”), ALPINE SECURITIZATION LTD (“Alpine” and a “Buyer”), DITECH FINANCIAL LLC (the “Seller”) and WALTER INVESTMENT MANAGEMENT CORP. (the “Guarantor”).
RECITALS
The Administrative Agent, Buyers and Seller are parties to that certain (a) Amended and Restated Master Repurchase Agreement, dated as of November 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Amended and Restated Pricing Side Letter, dated as of November 18, 2016 (the “Pricing Side Letter”). The Guarantor is party to that certain Amended and Restated Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of November 18, 2016, by the Guarantor in favor of Administrative Agent for the benefit of the Buyers. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement, Pricing Side Letter and Guaranty, as applicable.
The Administrative Agent, Buyers, Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Administrative Agent and Buyers have required the Guarantor to ratify and affirm the Guaranty on the date hereof.
Accordingly, the Administrative Agent, Buyers, Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:
Section 1.Extension Effective Date. For purposes of this Amendment, Sections 2 and 3 hereof shall be effective solely as of the Extension Effective Date.
SECTION 2.    Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:
2.1    deleting the definition of “Program Agreements” in its entirety and replacing it with the following:
“Program Agreements” means, collectively, this Agreement, the Custodial and Disbursement Agreement, the Pricing Side Letter, the Electronic Tracking Agreement, the

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Guaranty, the Account Agreement, the Netting Agreement, if any, the Power of Attorney, the Servicing Agreement, if any, and the Servicer Notice, if entered into.
2.2    adding the following definitions in their proper alphabetical order:
“Extension Effective Date” has the meaning assigned to such term in the Pricing Side Letter.
“Netting Agreement” means that certain Margin, Setoff And Netting Agreement among Credit Suisse Securities (USA) LLC and Administrative Agent (collectively “CS”) (and with respect to CS, any Person who, directly or indirectly is in control of, or is controlled by, or is under common control with CS), Seller, Reverse Mortgage Solutions, Inc. and RMS REO CS, LLC, and acknowledged by Guarantor, in form and substance substantively similar to the draft circulated on behalf of Administrative Agent in an email dated October 12, 2017, with such changes as reasonably acceptable to the parties thereto, as such Netting Agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time.
“RMS Repurchase Agreement” means that certain Amended and Restated Master Repurchase Agreement dated as of February 21, 2017, among Administrative Agent, Buyers, Reverse Mortgage Solutions, Inc. and RMS REO CS, LLC, as amended, restated, supplemented or otherwise modified from time to time.
SECTION 3.    Events of Default; Cross-Default. Section 15 of the Existing Repurchase Agreement is hereby amended by:
3.1    deleting subsection b. thereof in its entirety and replacing it with the following:
b. Cross Default. (A) Seller, Guarantor or any of their Affiliates shall be in default under (i) any Indebtedness, in the aggregate, in excess of $5,000,000 of Seller or of such Affiliate which default (1) involves the failure to pay (subject to any applicable cure period) a matured obligation, or (2) permits the acceleration (subject to any applicable cure period) of the maturity of obligations by any other party to or beneficiary with respect to such Indebtedness, (ii) any other contract or contracts, in the aggregate in excess of $5,000,000 to which Seller, Guarantor or such Affiliate is a party which default (1) involves the failure to pay (subject to any applicable cure period) a matured obligation, or (2) permits the acceleration (subject to any applicable cure period) of the maturity of obligations by any other party to or beneficiary of such contract or (B) there shall occur an Event of Default as defined in, and under, the RMS Repurchase Agreement.
3.2    adding the following subsection s. at the end thereof:
s. Netting Agreement. Seller shall fail to provide the Netting Agreement and documents related thereto to the Administrative Agent, in form and substance acceptable to the Administrative Agent in its sole discretion and duly executed and delivered by the parties thereto, on or prior to December 1, 2017.

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SECTION 4.    Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:
4.1    Delivered Documents. On the Amendment Effective Date, the Administrative Agent on behalf of Buyers shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:
(a)    this Amendment, executed and delivered by the Administrative Agent, Buyers, the Seller and the Guarantor;
(b)    Amendment No. 6 to Amended and Restated Pricing Side Letter, executed and delivered by the Administrative Agent, Buyers, the Seller and the Guarantor;
(c)    such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.
SECTION 5.    Representations and Warranties. Except as otherwise disclosed to Administrative Agent in writing, Seller hereby represents and warrants to the Administrative Agent and Buyers that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.
SECTION 6.    Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. Sections 2 and 3 of the Amendment shall be effective as of the Extension Effective Date.
SECTION 7.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 8.    Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.
SECTION 9.    Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Administrative Agent and Buyers under the Repurchase Agreement and Pricing Side Letter, as amended hereby.
SECTION 10.    Bankruptcy Non-Petition. The parties hereby agree that they shall not institute against, or join any other person in instituting against, any Buyer that is a CP Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding

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under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing commercial paper note issued by the applicable CP Conduit is paid in full.
SECTION 11.    Limited Recourse. The obligations of each Buyer under this Amendment or any other Program Agreement are solely the corporate obligations of such Buyer. No recourse shall be had for the payment of any amount owing by any Buyer under this Amendment, or for the payment by any Buyer of any fee in respect hereof or any other obligation or claim of or against such Buyer arising out of or based on this Amendment, against any stockholder, partner, member, employee, officer, director or incorporator or other authorized person of such Buyer. In addition, notwithstanding any other provision of this Amendment, the Parties agree that all payment obligations of any Buyer that is a CP Conduit under this Amendment shall be limited recourse obligations of such Buyer, payable solely from the funds of such Buyer available for such purpose in accordance with its commercial paper program documents. Each party waives payment of any amount which such Buyer does not pay pursuant to the operation of the preceding sentence until the day which is at least one year and one day after the payment in full of the latest maturing commercial paper note (and waives any "claim" against such Buyer within the meaning of Section 101(5) of the Bankruptcy Code or any other Debtor Relief Law for any such insufficiency until such date).
SECTION 12.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.
[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.
CREDIT SUISSE FIRST BOSTON
MORTGAGE CAPITAL LLC, as
Administrative Agent
By: /s/ Margaret Dellafera
Name:    Margaret Dellafera
Title:    Vice President
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Committed Buyer
By: /s/ Michael Eaton
Name:    Michael Eaton

Title:	Authorized Signatory
By: /s/ Patrick Duggan
Name:    Patrick Duggan
Title:    Authorized Signatory
ALPINE SECURITIZATION LTD, as a
Buyer, by Credit Suisse AG, New York
Branch as Attorney-in-Fact
By: /s/ Michael Eaton
Name:    Michael Eaton

Title:	Associate
By: /s/ Patrick Duggan
Name:    Patrick Duggan
Title:     Associate

Signature Page to Amendment No. 3 to Amended and Restated Master Repurchase Agreement

DITECH FINANCIAL LLC, as Seller
By: /s/ Cheryl Collins
Name:    Cheryl Collins
Title:    SVP & Treasurer

WALTER INVESTMENT MANAGEMENT CORP., as Guarantor
By: /s/ Cheryl Collins
Name:    Cheryl Collins
Title:    SVP & Treasurer

Signature Page to Amendment No. 3 to Amended and Restated Master Repurchase Agreement